SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 18, 2020

Corporate Asset Backed Corporation, on behalf of

CABCO Trust for J.C. Penney Debentures

(Exact name of registrant as specified in its charter)

Delaware	033-91744-02	22-3281571
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

68 South Service Road Suite 120 Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 587-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
$52,650,000 Trust Certificates for J.C. Penney Debentures	PFH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

This current report on Form 8-K relates to the Trust Certificates (the “Certificates”) issued by CABCO Trust for J.C. Penney Debentures (the “Trust”) relating to the J.C. Penney Company, Inc. 7 5⁄8 % Debentures due March 1, 2097 (the “JCP Debentures”). The Trust was created by the Amended and Restated Trust Agreement, dated as of March 25, 1999, between Corporate Asset Backed Corporation, as the depositor (the “Depositor”), and U.S. Bank National Association as successor trustee to The Bank of New York (as successor to United States Trust Company of New York) (the “Trustee”), providing for the issuance of $52,650,000 aggregate certificate principal balance of Trust Certificates relating to the JCP Debentures. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust’s assets consist primarily of $52,650,000 principal amount of the JCP Debentures.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 19, 2020 by the Trust, on May 15, 2020 J.C. Penney Company, Inc. and certain of its subsidiaries, including J.C. Penney Corporation, Inc., commenced voluntary cases under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas.

On May 18, 2020 the New York Stock Exchange (“NYSE”), a subsidiary of the Intercontinental Exchange, on which the Certificates have been listed, suspended trading in the Certificates and on May 19, 2020 the NYSE issued a press release stating that the staff of NYSE Regulation has determined to delist the Certificates from the NYSE based on the bankruptcy filing. The press release can be found ICE’s website at the following URL: https://ir.theice.com/press/news-details/2020/NYSE-to-Suspend-Trading-Immediately-in-CABCO-Trust-for-JC-Penney-Debentures-Trust- Certificates-of-Corporate-Asset-Backed-Corporation-Symbol-PFH-and-Commence-Delisting-Process/default.aspx.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Trust for J.C. Penney Debentures

By:	/s/ Lee Thompson
Name: Lee Thompson
Title: Vice President

Date: May 20, 2020